BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

February 28, 2006

TO:

Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator for the MASTR Asset Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1

ATTENTION:

Client Manager/MABS 2006-AB1

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

TO:

UBS AG, London Branch

ATTENTION:

Mr. Justin Aylward

TELEPHONE:

011-44-207-567-8745

FACSIMILE:

011-44-207-567-2990

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

RE:

Novation Confirmation

REFERENCE NUMBER(S):

FXNEC7942-BXNE175582

FXNEC7943-BXNE175588

The purpose of this letter is to confirm the terms and conditions of the Novation Transactions entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.

The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation.  In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.

The terms of the Novation Transactions to which this Novation Confirmation relates are as follows:

Novation Trade Date:	February 28, 2006
Novation Date:	February 28, 2006
Novated Amount:	For each Novation Transaction, as set forth in the Annex attached hereto
Transferor 1:	UBS AG
Transferor 2:	Bear Stearns Bank plc
Transferee 1:	Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator for the MASTR Asset Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1
Transferee 2:	Bear Stearns Financial Products Inc.
New Agreement (between Transferee 1 and Transferee 2):	The Master Agreement as defined in the New Confirmation.

3.

The terms of the Old Transactions to which this Novation Confirmation relates, for identification purposes, are as follows:

Trade Date of Old Transactions:	For each Novation Transaction, as set forth in the Annex attached hereto.
Effective Date of Old Transactions:	For each Novation Transaction, as set forth in the Annex attached hereto.
Termination Date of Old Transactions:	For each Novation Transaction, as set forth in the Annex attached hereto.

4.

The terms of the New Transactions to which this Novation Confirmation relates shall be as specified in the New Confirmations attached hereto as Exhibit A and Exhibit B.

Full First Calculation Period:	Applicable, commencing February 28, 2006

5.

Offices:

Transferor 1:	London
Transferor 2:	Not Applicable
Transferee 1:	Not Applicable
Transferee 2:	Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857.  Transferor 1 and Transferor 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the Old Transactions.  Transferee 1 and Transferee 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the New Transaction.  For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

UBS AG, acting through its London branch

By:

_______________________________

As authorized agent or officer for UBS AG

Name:

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUST ADMINISTRATOR FOR THE MASTR ASSET BACKED SECURITIES TRUST 2006-AB1, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-AB1

By:

_______________________________

Name:

Title:

BEAR STEARNS BANK PLC By: _______________________________ Name: Title: BEAR STEARNS FINANCIAL PRODUCTS INC. By: _______________________________ Name: Title:

lm

Annex

Old Transaction Reference No.	Trade Date of Old Transaction	Effective Date of Old Transaction	Termination Date of Old Transaction	Novated Amount
BXNE175582	February 9, 2006	February 28, 2006	January 25, 2012	USD 149,173,000
BXNE175588	February 9, 2006	February 28, 2006	August 25, 2008	USD 237,687,000